HAMILTON LANE INCORPORATED REPORTS FIRST QUARTER FISCAL 2027 RESULTS

CONSHOHOCKEN, PENN. – August 4, 2026 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the first fiscal quarter ended June 30, 2026.

The Company issued a full detailed presentation of its first quarter fiscal 2027 results, which can be accessed on the Company’s Shareholders website at https://shareholders.hamiltonlane.com/.

Dividend
Hamilton Lane has declared a quarterly dividend of $0.60 per share of Class A common stock to record holders at the close of business on September 21, 2026 that will be paid on October 6, 2026. The target full-year dividend of $2.40 represents a 11% increase from the prior fiscal year dividend.

Conference Call
Hamilton Lane will discuss first quarter fiscal 2027 results in a webcast and conference call today, Tuesday, August 4, 2026, at 11:00 a.m. Eastern Time.

For access to the live event via the webcast, visit Hamilton Lane's Shareholders website (https://shareholders.hamiltonlane.com/) at least 15 minutes prior to the start of the call. This feature will be in listen-only mode.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs approximately 800 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $1.1 trillion in assets under management and supervision, composed of $146.3 billion in discretionary assets and $914.1 billion in non-discretionary assets, as of June 30, 2026. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including, risks relating to: the historical performance of our investments may not be indicative of future results or future returns on our Class A common stock; our ability to identify available and suitable investment opportunities for our clients; the impact of any poorly performing investments on our investment management revenue and earnings as well as our ability to raise capital; intense competition in our industry, including competition for access to investments and for customized separate account and advisory clients; customized separate account and advisory account fee revenue not being a long-term contracted source of revenue; our ability to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; the impact of declines in the pace or size of fundraising or investments made by us on behalf of our specialized funds or customized separate accounts; our ability to manage our obligations under our debt agreements and the dependence on leverage by certain funds, customized separate accounts and portfolio companies; our ability to comply with the investment guidelines set by our clients; the impact of misconduct by our employees, advisors or third-party service providers; the unpredictable and sporadic timing at which we receive carried interest distributions; the exercise of redemption or repurchase rights by investors in certain of our funds; the subjectivity of valuation methodologies; our investments may be in relatively high-risk, illiquid assets; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; volatile market, economic and geopolitical conditions or catastrophic events, which can adversely affect our fundraising, our business and the investments made by our funds or accounts; and our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the Securities and Exchange Commission (the “SEC”). For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and in our subsequent reports filed from time to time with the SEC, which are accessible on the SEC’s website at www.sec.gov. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 609 954 3902

Media Contact
Tia Wilson
twilson@hamiltonlane.com
+1 484 816 6982

Fiscal Year 2027 First Quarter Results August 4, 2026

2Hamilton Lane | Global Leader in the Private Markets Today's Speakers Erik Hirsch Co-Chief Executive Officer Jeff Armbrister Chief Financial Officer John Oh Head of Shareholder Relations

Condensed Consolidated Statements of Income (Unaudited)

- GAAP net income was $124.9 million for the quarter, an increase of 62% compared to the three months ended June 30, 2025. GAAP net income attributable to Hamilton Lane Incorporated was $80.5 million for the quarter, an increase of 50% compared to the three months ended June 30, 2025.

	Three Months Ended				
(Dollars in thousands except share and per share amounts)	June 30, 2025	March 31, 2026	June 30, 2026	YoY % Change	QoQ % Change
Management and advisory fees	$133,696	$155,216	$161,367	21 %	4 %
Incentive fees	42,262	38,387	113,964	170 %	197 %
Consolidated Funds and Partnerships:					
Incentive fees	—	(37)	—	N/A	N/A
Total revenues	**175,958**	**193,566**	**275,331**	**56 %**	**42 %**
Compensation and benefits	69,556	75,089	107,664	55 %	43 %
General, administrative and other	28,943	35,256	38,207	32 %	8 %
Consolidated Funds and Partnerships:					
General, administrative and other	484	973	2,989	518 %	207 %
Total expenses	**98,983**	**111,319**	**148,860**	**50 %**	**34 %**
Equity in income of investees	9,439	11,109	3,035	(68) %	(73) %
Interest expense	(3,856)	(3,579)	(3,497)	(9) %	(2) %
Interest income	2,794	2,989	3,180	14 %	6 %
Non-operating gain (loss), net	447	(629)	(595)	(233) %	(5) %
Consolidated Funds and Partnerships:					
Equity in income (loss) of investees	871	(346)	(369)	(142) %	7 %
Net gain on investments	8,539	37,603	20,812	144 %	(45) %
Interest income	240	448	930	288 %	108 %
Total other income (expense)	**18,474**	**47,595**	**23,496**	**27 %**	**(51)%**
Income before income taxes	**95,449**	**129,842**	**149,967**	**57 %**	**15 %**
Income tax expense	18,379	15,594	25,083	36 %	61 %
Net income	**77,070**	**114,248**	**124,884**	**62 %**	**9 %**
Less: Income attributable to non-controlling interests in Consolidated Funds and Partnerships	1,604	24,185	13,635	750 %	(44) %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	21,721	23,890	30,788	42 %	29 %
Net income attributable to Hamilton Lane Incorporated	**$53,745**	**$66,173**	**$80,461**	**50 %**	**22 %**
Basic earnings per share of Class A common stock	$1.30	$1.58	$1.94	49 %	23 %
Diluted earnings per share of Class A Common stock	$1.28	$1.57	$1.93	51 %	23 %
Weighted-average shares of Class A common stock outstanding - basic	41,374,860	41,755,540	41,499,227		
Weighted-average shares of Class A common stock outstanding - diluted	54,472,249	54,417,274	54,023,617		
Net income attributable to Hamilton Lane Incorporated / total revenues	31 %	34 %	29 %		

Hamilton Lane | Global Leader in the Private Markets

3

Non-GAAP Financial Measures

(Dollars in thousands except per share amounts)	Three Months Ended				
	June 30, 2025	March 31, 2026	June 30, 2026	YoY % Change	QoQ % Change
Fee Related Earnings[1]					
Fee related management and advisory fees[2]	$133,753	$155,360	$163,199	22 %	5 %
Fee related performance revenues	29,520	24,820	72,500	146 %	192 %
Total fee related revenues[2]	163,273	180,180	235,699	44 %	31 %
Fee related compensation and benefits expenses[2]	50,597	54,982	73,039	44 %	33 %
Fee related general, administrative and other expenses[2]	28,966	35,262	38,207	32 %	8 %
Fee related expenses	79,563	90,244	111,246	40 %	23 %
Fee Related Earnings	**$83,710**	**$89,936**	**$124,453**	**49 %**	**38 %**
Fee Related Earnings Margin[1]	**51 %**	**50 %**	**53 %**		
Additional Financial Metrics					
Adjusted net income[1]	$71,604	$81,039	$104,567	46 %	29 %
Non-GAAP earnings per share[1]	$1.31	$1.49	$1.94	48 %	30 %
Adjusted EBITDA[1]	$95,839	$103,530	$154,165	61 %	49 %
Incentive fees	$42,262	$38,350	$113,964	170 %	197 %

[1] Fee Related Earnings, Fee Related Earnings Margin, adjusted net income, Non-GAAP earnings per share, and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 22 of this presentation.
[2] Fee related management and advisory fees, fee related revenues, fee related compensation and benefits expenses, and fee related general, administrative and other expenses are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

4

5Hamilton Lane | Global Leader in the Private Markets Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $146 billion and $84 billion, respectively, as of June 30, 2026, increases of 4% and 12%, respectively, compared to June 30, 2025 • Fee Related Earnings1 increased 49% compared to the three months ended June 30, 2025 (Dollars in millions except per share amounts) Q1 FY27 vs. Q1 FY26 vs. Q4 FY26 Management and advisory fees $161.4 21% 4 % Net income attributable to Hamilton Lane Incorporated $80.5 50% 22 % GAAP EPS $1.93 51% 23 % Adjusted net income1 $104.6 46% 29 % Non-GAAP EPS1 $1.94 48% 30 % Fee Related Earnings1 $124.5 49% 38 % Adjusted EBITDA1 $154.2 61% 49% • Declared a quarterly dividend of $0.60 per share of Class A common stock to record holders at the close of business on September 21, 2026 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 22 of this presentation. Period Highlights

6Hamilton Lane | Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 6/30/26 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 4 % AUA: 8% $1T AUM & AUA 1 CAGR: 17% $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $914 $146 Growing Asset Footprint & Influence 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. $783 $120 $821 $135 $871 $146

7Hamilton Lane | Global Leader in the Private Markets Y-o-Y Drivers of Growth Total Fee-Earning Assets Under Management ($B) $31 $35 $38 $39 $41 $40 $41 $18 $23 $28 $33 $41 $34 $43 Customized Separate Accounts Specialized Funds Mar-22 Mar-23 Mar-24 Mar-25 Mar-26 Jun-25 Jun-26 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% Total Management Fee Revenues as a % of Average FEAUM Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 6th direct equity fund, 9th credit-oriented fund, and 2nd infrastructure fund • Fundraising 7th secondary fund, 3rd impact fund, 2nd venture capital fund, and evergreen funds .59% $49 $82 $66 $57 $74 Fee-Earning AUM Driving Revenues .63% .65% .67% .64% $72 $84 .69% *Numbers may not tie due to rounding

8Hamilton Lane | Global Leader in the Private Markets Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane • $0.8 billion year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients AUM AUM & AUA Drivers AUA Select funds in market: • Secondary fund • Impact fund • Venture capital fund • Evergreen funds • $8.5 billion year-over-year increase in FEAUM • Closings during Q1 FY27: ◦ Direct equity fund: $697M Typically larger clients with wide-ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $68.8 billion year-over-year increase in AUA

Financial Highlights

Consolidated Revenue

Long-term growth across management and advisory fees

Management and Advisory Fees
YTD


Y-o-Y Change: 21%
USD in Millions
$134
$161
Q1 FY26
Q1 FY27

Long-Term Growth


CAGR: 15%
USD in Millions
$289
$584
FY21
FY26

- Recurring management and advisory fees represented an average of approximately 75% of total revenues over the past five fiscal years
- Y-o-Y increase of 21%
- $2.1 million in retroactive fees from our latest direct equity fund in the quarter

Incentive Fees
YTD


Y-o-Y Change: 170%
USD in Millions
$42
$114
Q1 FY26
Q1 FY27

Long-Term Growth


CAGR: 27%
USD in Millions
$52
$175
FY21
FY26

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1.5 billion as of June 30, 2026 diversified across 3,000+ assets and over 120 funds
- Timing of realizations unpredictable

Total Revenues
YTD


Y-o-Y Change: 56%
USD in Millions
$176
$275
Q1 FY26
Q1 FY27

Long-Term Growth


CAGR: 17%
USD in Millions
$342
$759
FY21
FY26

- Total revenues increased by 56%, driven by incentive fees

Hamilton Lane | Global Leader in the Private Markets
10

11Hamilton Lane | Global Leader in the Private Markets Period Ending V eh ic le s U S D in M illions Unrealized Carried Interest $1,238 $1,309 $1,451 106 116 124 Unrealized Carried Interest Vehicles in Unrealized Carry Position Jun-24 Jun-25 Jun-26 0 20 40 60 80 100 120 140 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 Unrealized Carry by Age < 5 years 24% 5-8 years 46% 8-12 years 23% > 12 years 7% Unrealized Carried Interest

Consolidated Earnings

Stable long-term growth

Net Income Attributable to HLI

YTD


Y-o-Y Change: 50%
USD in Millions
$54
$80
Q1 FY26
Q1 FY27

Long-Term Growth


CAGR: 21%
USD in Millions
$98
$249
FY21
FY26

- $80M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]

YTD


Y-o-Y Change: 61%
USD in Millions
$96
$154
Q1 FY26
Q1 FY27

Long-Term Growth


CAGR: 19%
USD in Millions
$168
$408
FY21
FY26

- Y-o-Y increase of 61% driven by growth in incentive fees and management and advisory fees

Fee Related Earnings[1]

YTD


Y-o-Y Change: 49%
USD in Millions
$84
$124
Q1 FY26
Q1 FY27

Long-Term Growth


CAGR: 20%
USD in Millions
$138
$345
FY21
FY26

- Y-o-Y growth of 49%
- Long-term double digit growth in Fee Related Earnings

[1]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 22 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

12

13Hamilton Lane | Global Leader in the Private Markets U S D in M ill io ns Investments $514 $588 $632 $761 $1,301 $1,480 Mar-22 Mar-23 Mar-24 Mar-25 Mar-26 Jun-26 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 • For June 30, 2026, the total investment balance consisted primarily of: ◦ $569M in investments in our funds ◦ $703M in Consolidated Funds and Partnerships ◦ $207M in technology related and other investments • Modest leverage • $274M of debt as of June 30, 2026 U S D in M ill io ns Leverage $289 $278 $274 Jun-25 Mar-26 Jun-26 $0 $100 $200 $300 $400 Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage...

Appendix

15Hamilton Lane | Global Leader in the Private Markets Three Months Ended (Dollars in thousands) June 30, 2025 March 31, 2026 June 30, 2026 YoY % Change QoQ % Change Management and advisory fees Specialized funds $82,745 $103,274 $108,819 32% 5 % Customized separate accounts 34,575 35,080 34,690 0% (1) % Advisory 5,486 4,746 4,555 (17) % (4) % Reporting, monitoring, data and analytics 8,394 9,402 9,908 18% 5 % Distribution management 975 288 257 (74) % (11) % Fund reimbursement revenue 1,521 2,426 3,138 106% 29 % Total management and advisory fees $133,696 $155,216 $161,367 21% 4 % Reporting and other: 9% Customized separate accounts: 21% Specialized funds: 67% Advisory: 3% Three Months Ended June 30, 2026 Management and Advisory Fees

Incentive Fees

(Dollars in thousands)	June 30, 2025	Three Months Ended March 31, 2026	June 30, 2026	YoY % Change	QoQ % Change
Incentive fees					
Direct equity funds	$3,054	$7,467	$14,906	388 %	100 %
Secondary funds	520	—	5,190	898 %	N/A
Direct credit funds	921	—	—	(100)%	N/A
Evergreen funds	32,592	28,410	86,750	166 %	205 %
Other specialized funds	1,122	1,244	711	(37)%	(43)%
Customized separate accounts	4,053	1,229	6,407	58 %	421 %
Incentive fees	**$42,262**	**$38,350**	**$113,964**	**170 %**	**197 %**

	June 30, 2025	As of March 31, 2026	June 30, 2026	YoY % Change	QoQ % Change
Allocated carried interest					
Secondary Fund II	$9	$0	$0	(100)%	N/A
Secondary Fund III	175	83	73	(58)%	(12)%
Secondary Fund IV	66,390	62,927	63,593	(4)%	1 %
Secondary Fund V	141,266	151,518	138,318	(2)%	(9)%
Secondary Fund VI	101,399	138,390	127,685	26 %	(8)%
Co-investment Fund II	24,339	19,631	19,609	(19)%	0 %
Co-investment Fund III	39,548	36,855	31,896	(19)%	(13)%
Co-investment Fund IV	160,901	158,917	140,481	(13)%	(12)%
Equity Opportunities Fund V	51,170	67,462	36,614	(28)%	(46)%
Equity Opportunities Fund VI	832	4,273	5,457	556 %	28 %
Evergreen funds	163,022	239,544	229,839	41 %	(4)%
Other specialized funds	125,099	158,545	153,621	23 %	(3)%
Customized separate accounts	435,330	508,213	503,324	16 %	(1)%
Total allocated carried interest	**$1,309,480**	**$1,546,358**	**$1,450,510**	**11 %**	**(6)%**

Hamilton Lane | Global Leader in the Private Markets

16

17Hamilton Lane | Global Leader in the Private Markets (Dollars in millions) June 30, 2025 March 31, 2026 June 30, 2026 YoY % Change QoQ % Change Assets under management / advisement Assets under management $140,877 $141,834 $146,346 4% 3 % Assets under advisement 845,289 905,317 914,107 8% 1 % Total assets under management /advisement $986,166 $1,047,151 $1,060,453 8% 1 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $39,343 $41,077 $40,943 4% 0 % Contributions 1,772 1,951 1,237 (30) % (37) % Distributions (974) (2,099) (1,025) 5% (51) % Foreign exchange, market value and other 139 14 (57) (141) % (507) % Balance, end of period $40,280 $40,943 $41,098 2% 0 % Specialized funds Balance, beginning of period $32,704 $38,065 $40,569 24% 7 % Contributions 1,598 2,693 2,407 51% (11) % Distributions (601) (613) (1,055) 76% 72 % Foreign exchange, market value and other 418 424 673 61% 59 % Balance, end of period $34,119 $40,569 $42,594 25% 5 % Total Balance, beginning of period $72,047 $79,142 $81,512 13% 3 % Contributions 3,370 4,644 3,644 8% (22) % Distributions (1,575) (2,712) (2,080) 32% (23) % Foreign exchange, market value and other 557 438 616 11% 41 % Balance, end of period $74,399 $81,512 $83,692 12% 3 % Assets Under Management

18Hamilton Lane | Global Leader in the Private Markets (Dollars in thousands) March 31, 2026 June 30, 2026 Assets Cash and cash equivalents $360,955 $337,018 Restricted cash 8,008 8,002 Fees receivable 151,824 228,014 Prepaid expenses 13,783 11,064 Due from related parties 23,831 23,634 Furniture, fixtures and equipment, net 35,017 34,623 Lease right-of-use assets, net 61,405 74,072 Investments 774,443 776,491 Deferred income taxes 293,092 284,246 Other assets 43,336 51,034 Assets of Consolidated Funds and Partnerships: Cash and cash equivalents 2,941 4,706 Investments 526,078 703,323 Other assets 10,183 2,520 Total assets $2,304,896 $2,538,747 Liabilities and equity Accounts payable $5,659 $5,203 Accrued compensation and benefits 84,154 84,712 Accrued members' distributions 27,066 29,670 Accrued dividend 22,520 24,692 Debt 278,420 274,199 Payable to related parties pursuant to tax receivable agreement 235,425 233,474 Lease liabilities 78,059 90,591 Other liabilities 36,724 58,398 Liabilities of Consolidated Funds and Partnerships: Subscriptions in advance 55,561 14,349 Other liabilities 14,769 31,338 Total liabilities 838,357 846,626 Total equity 1,466,539 1,692,121 Total liabilities and equity $2,304,896 $2,538,747 Condensed Consolidated Balance Sheets (Unaudited)

19Hamilton Lane | Global Leader in the Private Markets Three Months Ended June 30, (Dollars in thousands) 2025 2026 Operating activities Net income $77,070 $124,884 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 2,528 2,528 Change in deferred income taxes 6,555 8,846 Change in payable to related parties pursuant to tax receivable agreement — (1,951) Equity-based compensation 12,799 12,907 Change in customer incentive asset — 1,077 Equity in income of investees (9,439) (3,035) Net realized loss on sale of investments — 391 Fair value adjustment of other investments (413) — Proceeds received from Funds 10,141 8,049 Non-cash lease expense 2,734 2,318 Other 321 197 Changes in operating assets and liabilities 35,455 (63,779) Consolidated Funds and Partnerships (8,819) (15,282) Net cash provided by operating activities $128,932 $77,150 Investing activities Purchase of furniture, fixtures and equipment $(1,344) $(1,801) Distributions received from Funds 2,355 23,591 Contributions to Funds (13,202) (29,534) Consolidated Funds and Partnerships (81,616) (139,182) Net cash used in investing activities $(93,807) $(146,926) Financing activities Repayments of long-term debt $(1,875) $(4,375) Shares repurchased and retired — (50,000) Repurchase of Class A common stock for employee tax withholding (7) (624) Proceeds received from issuance of shares under Employee Share Purchase Plan 816 819 Dividends paid (20,233) (22,520) Members' distributions paid (16,023) (15,489) Consolidated Funds and Partnerships 40,583 139,993 Net cash provided by financing activities $3,261 $47,804 Effect of exchange rate changes on cash and cash equivalents 147 (206) Increase (decrease) in cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships 38,533 (22,178) Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at beginning of the period 283,604 371,904 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at end of the period $322,137 $349,726 Condensed Consolidated Statements of Cash Flows (Unaudited)

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31,		Three Months Ended		
	2021	2026	June 30, 2025	March 31, 2026	June 30, 2026
Net income attributable to Hamilton Lane Incorporated	**$98,022**	**$249,180**	**$53,745**	**$66,173**	**$80,461**
Income attributable to non-controlling interests in Consolidated Funds and Partnerships	(250)	44,166	1,604	24,185	13,635
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	69,720	94,374	21,721	23,890	30,788
Income attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	1,293	—	—	—	—
Incentive fees	(52,191)	(174,777)	(42,262)	(38,350)	(113,964)
Incentive fee related compensation[1]	23,576	38,148	6,160	7,420	21,718
Fee related performance revenues	1,814	102,502	29,520	24,820	72,500
Equity-based compensation	7,079	50,867	12,799	12,687	12,907
SPAC related compensation	1,686	—	—	—	—
SPAC related general, administrative and other expenses	378	—	—	—	—
Consolidated Funds related general, administrative and other expenses	—	2,357	461	968	2,989
Management fees related to Consolidated Funds	—	470	57	144	1,832
Income tax expense	24,417	75,203	18,379	15,594	25,083
Other income (expense)	(37,474)	(137,980)	(18,474)	(47,595)	(23,496)
Fee Related Earnings	**$138,070**	**$344,510**	**$83,710**	**$89,936**	**$124,453**
Depreciation and amortization	4,134	9,878	2,528	2,403	2,528
Incentive fees	52,191	174,777	42,262	38,350	113,964
Incentive fees attributable to non-controlling interests	(756)	(179)	—	—	—
Incentive fee related compensation[1]	(23,576)	(38,148)	(6,160)	(7,420)	(21,718)
SPAC related compensation	(1,686)	—	—	—	—
Fee related performance revenues	(1,814)	(102,502)	(29,520)	(24,820)	(72,500)
Fee related performance revenues related to Consolidated Funds	—	8,217	225	2,091	4,258
Interest income	1,676	11,083	2,794	2,989	3,180
Adjusted EBITDA	**$168,239**	**$407,636**	**$95,839**	**$103,530**	**$154,165**
Non-GAAP earnings per share reconciliation					
Net income attributable to Hamilton Lane Incorporated			**$53,745**	**$66,173**	**$80,461**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			21,721	23,890	30,788
Income tax expense			18,379	15,594	25,083
Adjusted pre-tax net income			**93,845**	**105,657**	**136,332**
Adjusted income taxes[2]			(22,241)	(24,618)	(31,765)
Adjusted net income			**$71,604**	**$81,039**	**$104,567**
Weighted-average shares of Class A common stock outstanding - diluted			**54,472,249**	**54,417,274**	**54,023,617**
Non-GAAP earnings per share			**$1.31**	**$1.49**	**$1.94**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 For the three months ended June 30, 2026 and 2025, represents corporate income taxes at a blended federal, state, local and foreign statutory tax rate of 23.3% and 23.7%, respectively, applied to adjusted pre-tax net income.

Hamilton Lane | Global Leader in the Private Markets 20

21Hamilton Lane | Global Leader in the Private Markets Three Months Ended (Dollars in thousands) June 30, 2025 March 31, 2026 June 30, 2026 YoY % Change QoQ % Change Management and advisory fees $133,696 $155,216 $161,367 21% 4 % Management fees related to Consolidated Funds 57 144 1,832 3,114% 1,172 % Fee related management and advisory fees $133,753 $155,360 $163,199 22% 5 % Compensation and benefits $69,556 $75,089 $107,664 55% 43 % Incentive fee related compensation (6,160) (7,420) (21,718) 253% 193 % Equity-based compensation (12,799) (12,687) (12,907) 1% 2 % Fee related compensation and benefits expenses $50,597 $54,982 $73,039 44% 33 % General, administrative and other $28,943 $35,256 $38,207 32% 8 % Consolidated Partnership related general, administrative and other 23 6 — (100) % (100) % Fee related general, administrative and other expenses $28,966 $35,262 $38,207 32% 8 % Non-GAAP Reconciliations

22Hamilton Lane | Global Leader in the Private Markets Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) non-operating (loss) gain, net and (f) certain other significant items that we believe are not indicative of our core performance. Adjusted EBITDA also includes fee related performance revenues related to Consolidated Funds and management fees related to Consolidated Funds. Fee Related Earnings ("FRE") is used to highlight earnings from revenues that are measured and received on a recurring basis. FRE represents net income excluding (a) incentive fees, net of fee related performance revenues, and related compensation, (b) equity-based compensation, (c) interest income and expense, (d) income tax expense, (e) equity in income of investees, (f) non-operating (loss) gain, net and (g) certain other significant items that we believe are not indicative of our core performance. FRPR includes incentive fees from Consolidated Funds that are eliminated under GAAP. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Fee Related Earnings Margin ("FRE Margin") represents the ratio of FRE to total fee related revenues. The most directly comparable GAAP measure to Fee Related Earnings Margin is the ratio of net income attributable to Hamilton Lane Incorporated to total revenues. We believe FRE Margin is useful to investors as it provides the percentage of total fee related revenues represented by FRE. Fee related management and advisory fees represent the management and advisory fees included in FRE. Fee related management and advisory fees include management and advisory fees earned from Consolidated Funds that are eliminated under GAAP. We believe fee related management and advisory fees are useful to investors because it allows them to analyze the components of FRE. Fee related compensation and benefits expenses ("FRE Comp") represent the compensation and benefits included in FRE. FRE Comp excludes incentive fee related compensation, equity-based compensation, and non-operating income related compensation. We believe FRE Comp is useful to investors as it aggregates the relevant individual components of compensation and benefits to be subtracted from total fee related revenues in arriving at FRE. Fee related general, administrative and other expenses ("FRE G&A") represent the general, administrative and other expenses included in FRE. FRE G&A excludes general, administrative and other expenses incurred directly by Consolidated Funds. We believe FRE G&A is useful to investors as it aggregates the relevant individual components of general, administrative and other expenses to be subtracted from total fee related revenues in arriving at FRE. Fee related performance revenues ("FRPR") are incentive fees expected to be measured and received from certain of our funds on a recurring basis and are not dependent on realization events of the fund’s underlying investments. FRPR includes incentive fees earned from Consolidated Funds that are eliminated under GAAP. We believe FRPR is useful to investors because it provides additional insight into our recurring revenues. Fee related revenues is the sum of fee related management and advisory fees and FRPR. We believe fee related revenues is useful to investors because it provides additional insight into our recurring revenue base and, together with our related non-GAAP measures, helps illustrate the operating profitability of our business. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the three months ended June 30, 2026 and 2025 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. A substantial portion of our customized separate accounts and specialized funds earn management fees based on capital commitments or net invested capital, which are generally not affected by short-term market appreciation or depreciation. However, certain of our products, earn management fees based on NAV, and accordingly, management fees and fee-earning AUM for those products may be affected by changes in market valuations. As a result, the extent to which our revenues and fee-earning AUM are affected by changes in market value varies based on the mix of fee structures across our products. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA. The Company consolidates funds (“Consolidated Funds”) and general partner entities that are not wholly-owned (“Partnerships”) over which it exercises control either by holding majority voting interests or as the primary beneficiary, possessing both decision making authority and the right to receive economic benefits. Terms

23Hamilton Lane | Global Leader in the Private Markets Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including, risks relating to: the historical performance of our investments may not be indicative of future results or future returns on our Class A common stock; our ability to identify available and suitable investment opportunities for our clients; the impact of any poorly performing investments on our investment management revenue and earnings as well as our ability to raise capital; intense competition in our industry, including competition for access to investments and for customized separate account and advisory clients; customized separate account and advisory account fee revenue not being a long-term contracted source of revenue; our ability to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; the impact of declines in the pace or size of fundraising or investments made by us on behalf of our specialized funds or customized separate accounts; our ability to manage our obligations under our debt agreements and the dependence on leverage by certain funds, customized separate accounts and portfolio companies; our ability to comply with the investment guidelines set by our clients; the impact of misconduct by our employees, advisors or third-party service providers; the unpredictable and sporadic timing at which we receive carried interest distributions; the exercise of redemption or repurchase rights by investors in certain of our funds; the subjectivity of valuation methodologies; our investments may be in relatively high-risk, illiquid assets; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; volatile market, economic and geopolitical conditions or catastrophic events, which can adversely affect our fundraising, our business and the investments made by our funds or accounts; and our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses. The foregoing list of factors is not exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the Securities and Exchange Commission (the “SEC”). For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and in our subsequent reports filed from time to time with the SEC, which are accessible on the SEC’s website at www.sec.gov. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of August 4, 2026 Disclosures